                                                                   Exhibit 99(4)

                        LA GROUP INC. AND SUBSIDIARIES
                           (A DELAWARE CORPORATION)
                     SCHEDULE OF CONSOLIDATED INTANGIBLES

                                JUNE 30, 1999


                                                                 LA            LA              LA         SEEN    WHAT A
                                                                GROUP     DISTRIBUTION    ACQUISITION    ON TV    PRODUCT
                                                     Note        INC.         INC.            INC.        INC.      INC.     TOTAL
                                                     ----       -----     ------------    -----------    -----    -------   ------
             ORGANIZATION EXPENSES
             ---------------------
Legal and Incorporation Fees                          (1)       $ 2,500      $   -            $300       $  -     $     -   $ 2,800

Amortization Expense for Period                                    (167)         -             (50)         -           -      (217)
                                                                -------      -----            ----       ----     -------   -------
BALANCES - June 30, 1996                                          2,333          -             250          -           -     2,583

Legal and Incorporation Fees                                          -        375               -          -           -       375

Amortization Expense for Period                                     500       (138)            (60)         -           -      (698)
                                                                -------      -----            ----       ----     -------   -------
BALANCES - June 30, 1997                                          1,833        237             190          -           -     2,260

Amortization Expense for Period                                    (500)       (75)            (60)         -           -      (635)
                                                                -------      -----            ----       ----     -------   -------
BALANCES - June 30, 1998                                          1,333        162             130          -           -     1,625

Legal and Incorporation Fees                                          -          -               -        400           -       400

Amortization Expense for Period                                    (500)       (75)            (60)       (40)          -      (675)
                                                                -------      -----            ----       ----     -------   -------
BALANCES - June 30, 1999                                        $   833      $  87            $ 70       $360     $     -   $ 1,350
                                                                =======      =====            ====       ====     =======   =======

               GOODWILL
               --------
Issuance of 15,226,900 shares of LA Group Inc.
  Stock in a 1:1 Exchange with Kent Toys, Inc.                  $40,527          -               -          -           -    40,527

Amortization Expense for Period                                    (788)         -               -          -           -      (788)
                                                                -------      -----            ----       ----     -------   -------
BALANCES - June 30, 1996                                         39,739          -               -          -           -    39,739

Issuance of 100,000 shares of LA Group Inc. as
Additional consideration to Kent Toys, Inc.                       5,000          -               -          -           -     5,000

Amortization Expense for Period                                  (2,757)         -               -          -           -    (2,757)
                                                                -------      -----            ----       ----     -------   -------
BALANCES - June 30, 1997                                         41,982          -               -          -           -    41,982




                                                          1996         1997       1998        1999          TOTAL
                                                         -----        -----     ------       -----        --------
             ORGANIZATION EXPENSES
             ---------------------

Legal and Incorporation Fees                              2,800

Amortization Expense for Period

BALANCES - June 30, 1996

Legal and Incorporation Fees                                             375

Amortization Expense for Period

BALANCES - June 30, 1997

Amortization Expense for Period

BALANCES - June 30, 1998

Legal and Incorporation Fees                                                                     400

Amortization Expense for Period

BALANCES - June 30, 1999


               GOODWILL
               --------
Issuance of 15,226,900 shares of LA Group Inc.
  Stock in a 1:1 Exchange with Kent Toys, Inc.           40,527

Amortization Expense for Period

BALANCES - June 30, 1996

Issuance of 100,000 shares of LA Group Inc.
Additional consideration to Kent Toys, Inc.                            5,000

Amortization Expense for Period

BALANCES - June 30, 1997

                                                                  LA            LA              LA        SEEN      WHAT A
                                                                GROUP      DISTRIBUTI0N    ACQUISITION    ON TV    PRODUCT
                                                     Note        INC.          INC.           INC.        INC.      INC.     TOTAL
                                                     -----      -----     ------------    -----------    -----    -------   ------
Issuance of 300,000 shares of LA Group Inc. as
Additional consideration to Kent Toys, Inc.                      15,000          -               -          -           -    15,000

Issuance of 790,000 shares of LA Group Inc. as
in Connection with Acquisition of
What A Product, Inc.                                                                                               34,618    34,618

Amortization Expense for Period                                  (3,118)         -               -          -      (1,154)   (4,272)
                                                                -------      -----            ----       ----     -------   -------
BALANCES - June 30, 1998                                         53,864          -               -          -      33,464    87,328

Amortization Expense for Period                                  (4,035)         -               -          -      (2,307)   (6,342)
                                                                -------      -----            ----       ----     -------   -------
BALANCES - June 30, 1999                                        $49,829      $   -            $  -       $  -     $31,157   $80,986
                                                                =======      =====            ====       ====     =======   =======

          TRADEMARKS
          ----------
BALANCES - June 30, 1996                                        $     -      $   -            $  -       $  -     $     -   $     _

BALANCES - June 30, 1997                                              -          -               -          -           -         -

Issuance of 790,000 shares of LA Group Inc. as
in Connection with Acquisition of                                     -          -               -          -      15,382    15,382
What A Product, Inc.

Amortization Expense for Period                                       -          -               -          -        (769)     (769)
                                                                -------      -----            ----       ----     -------   -------
BALANCES - June 30, 1998                                              -          -               -          -      14,613    14,613

Amortization Expense for Period                                       -          -               -          -      (1,538)   (1,538)
                                                                -------      -----            ----       ----     -------   -------
BALANCES - June 30, 1999                                        $     -      $   -            $  -       $  -     $13,075   $13,075
                                                                =======      =====            ====       ====     =======   =======
TOTAL COST
LESS: AMORTIZATION




                                                          1996         1997       1998        1999          TOTAL
Issuance of 300,000 shares of LA Group Inc. as
Additional consideration to Kent Toys, Inc.                                       15,000

Issuance of 790,000 shares of LA Group Inc. as
in Connection with Acquisition of
What A Product, Inc.                                                              34,618

Amortization Expense for Period

BALANCES - June 30, 1998

Amortization Expense for Period

BALANCES - June 30, 1999


          TRADEMARKS

BALANCES - June 30, 1996

BALANCES - June 30, 1997

Issuance of 790,000 shares of LA Group Inc. as
in Connection with Acquisition of                                                 15,382
What A Product, Inc.

Amortization Expense for Period

BALANCES - June 30, 1998

Amortization Expense for Period

BALANCES - June 30, 1999

TOTAL COST                                              $43,327     $  5,375     $65,000     $   400      $114,102
LESS: AMORTIZATION                                       (1,005)      (3,455)     (5,676)     (8,555)      (18,691)
                                                        -------     --------     -------     -------      --------
                                                        $42,322     $  1,920     $59,324     $(8,155)     $ 95,411
                                                        =======     ========     =======     =======      ========

COMMENT #52 - STATEMENT OF CASH FLOWS
                                                  THE STATEMENT OF CASH FLOWS HAS BEEN RESTATED TO RECORD THE EFFECTS OF
                                                  INTANGIBLE ASSETS RECORDED IN NON-CASH TRANSACTIONS. IN ADDITION, THE  STATEMENT
                                                  OF CASH FLOWS HAS BEEN RESTATED TO PROPERLY REFLECT AMORTIZATION EXPENSE
                                                  ERRONEOUSLY RECORDED IN OTHER "OTHER EXPENSES" FINALLY, THE STATEMENT HAS BEEN
                                                  REVISED TO REFLECT THE EFFECTS OF A MINORITY INTEREST IN EQUITY AT JUNE 30, 1997.